EXHIBIT 1
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All information in this Term  Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
                                                                                                      February 26, 2002
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                                          FINAL STRUCTURAL AND COLLATERAL TERM SHEET
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                                      $156,833,801 (approximate) of Senior Certificates
                                           ABN AMRO Mortgage Corporation, Depositor
                                Multi-Class Mortgage Pass-Through Certificates, Series 2002-2

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                  Features of the Transaction                                             Key Terms
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
o   Offering consists of 3 tracks of senior securities              ISSUER: ABN AMRO Mortgage Corporation
    totaling $160,000,000 expected to be rated AAA by S&P,          UNDERWRITER: Goldman, Sachs & Co.
    and Fitch. The 3 tracks of seniors  are expected to be          SELLER/SERVICER: ABN AMRO Mortgage Group, Inc.
    approximately:                                                  TRUSTEE:  JPMorgan Chase Bank
    $23,895,788 of 5.5% coupons                                     TYPE OF ISSUANCE:  Public
    $90,559,100 of 6.0% coupons                                     SERVICER ADVANCING:  Yes, subject to recoverability
    $42,192,890 of 6.5% coupons.                                    COMPENSATING  INTEREST:  Yes, to the extent of the
o   The overall expected amount of credit support for the           lesser of 1/12th of 0.125% of the Pool Scheduled
    senior certificates is 1.25% in the form of                     Principal Balance for such Distribution Date.
    subordination with a shifting interest structure and            LEGAL INVESTMENT: The senior  certificates are SMMEA
    a five year prepayment lockout.                                 eligible at settlement.
o   All collateral consists of conventional fixed rate              INTEREST ACCRUAL:  Prior  calendar month
    15 year mortgage loans secured by first liens on one            CLEAN UP CALL: 10% of the Cut-off Date principal
    to four family residential properties.                          balance of the Loans.
o   It is expected that all mortgage loans with original            ERISA Eligible: Underwriter's exemption may apply to
    loan-to-value ratios greater than 80% will have private         senior certificates, however prospective purchasers
    mortgage insurance.                                             should consult their own counsel.
o   The amount of senior certificates is approximate and            TAX TREATMENT:  Double REMIC; senior certificates
    may vary by up to 5%.                                           are regular interests.
                                                                    STRUCTURE:  Senior/Subordinate; shifting interest
                                                                    with a five year prepayment lockout to junior
-----------------------------------------------------------         certificates. The junior certificates will be
                        Time Table                                  subordinated off of the 6.0% track.
-----------------------------------------------------------         EXPECTED SUBORDINATION:  1.25%
Expected Settlement:                     February 26, 2002          EXPECTED RATING AGENCIES:  Fitch, Inc. ("Fitch"),
Cut-off Date:                             February 1, 2002          and Standard & Poor's ("S&P")
First Distribution Date:                    March 25, 2002          MINIMUM DENOMINATION: Senior certificates - $100,000
Distribution Date:                      25th of each month          DELIVERY: Senior certificates - DTC
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                                         Preliminary Mortgage Pool Data (approximate)
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                                                                      5.5% track         6.0% track        6.5% track
                                                                    --------------     --------------    --------------
Total Outstanding Principal Balance:                                $23,895,788.59     $92,542,794.16    $42,192,890.64
(1)Number of Mortgage Loans:                                                    99                285               165
Average Current Principal Balance of the Mortgage Loans (000's):              $447               $470              $469
Weighted Average Annual Mortgage Interest Rate:                              5.90%              6.28%             6.63%
Expected Servicing Fees (including Master Servicing Fee):                    0.25%              0.25%             0.25%
Weighted Average Maturity:                                                     179                179               179
Weighted Average Seasoning:                                                      1                  1                 1
Weighted Average Original Loan-To-Value Ratio:                              65.59%             61.30%            60.30%
Owner Occupied:                                                             95.52%             94.71%            92.16%
Originated Under the Full/Alt  Documentation Program:                         100%               100%              100%
Weighted Average FICO Score                                                    752                748               740
California                                                                  17.89%             19.77%            35.37%
Single Family Detached                                                      85.71%             84.49%            85.29%

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(1) This number represents the number of 15year mortgage loans contributing cash flows to the respective track.
    The total number of 15year mortgage loans is 349.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the  solicitation  of any offer to buy any security in any  jurisdiction  where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman,  Sachs & Co., nor any of their  affiliates makes any  representation  as to the accuracy or completeness of the information  herein.  By accepting this material the recipient  agrees that it will not distribute or provide the material to any other person.
The  information  contained  in this  material  may not pertain to any  securities  that will  actually  be sold.  The information  contained in this material may be based on assumptions  regarding market  conditions and other matters as reflected therein. We make no representations  regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events,  and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the  preparation or issuance of this material may, from time to time,  have long or short  positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective  registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately  offered for sale pursuant to such registration  statement.  Information contained in this material is current as of the date  appearing on this material  only.  Information  in this material regarding the  securities  and the assets backing any securities  discussed  herein  supersedes all prior  information regarding such  securities and assets.  Any  information  in this material,  whether  regarding the assets backing any securities  discussed  herein or  otherwise,  is  preliminary  and will be  superseded  by the  applicable  prospectus supplement  and any other  information  subsequently  filed with the SEC.  The  information  contained  herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and  supersedes  all  information  contained in any collateral  term sheets  relating to the mortgage pool  previously provided by Goldman,  Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any  potential  transaction  or structure  described  herein that are necessary to support any U.S.
federal income tax benefits,  without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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